SECURITIES AND EXCHANGE COMMISSION

             Washington, D.C.  20549


                    FORM 8-K

                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 1996



IMMUNOMEDICS, INC.
(Exact name of registrant as specified in its charter)



Delaware                        0-12104           61-1009366
(State or Other Jurisdiction    (Commission       (IRS Employer
 of Incorporation)               File Number)      Identification No.)



300 American Road, Morris Plains, New Jersey            07950
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (201) 605-8200




(Former name or former address, if changed since last report)

Item 5.  Other Events

       The information contained in Exhibit 99 is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits

     (c) Exhibits

          Exhibit 99 - Press Release, dated June 28, 1996

                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             IMMUNOMEDICS, INC.



                                     By: /s/ David M. Goldenberg
                                             David M. Goldenberg
                                             Chairman of the Board and
                                             Chief Executive Officer


Date: June 28, 1996